SUB-ITEM 77 Q(1):
FEDERATED MDT
SERIES
Amendment No. 8
DECLARATION OF
TRUST
Dated May 18, 2006
	This
Declaration of
Trust is
amended as
follows:
	Strike the first
paragraph of Section 5
? Establishment and
Designation of Series
or Class of Article III ?
BENEFICIAL
INTEREST from the
Declaration of Trust
and substitute in its
place the following:
	Section 5.
Establishment
and Designation
of Series
or Class.
Without
limiting the
authority of the
Trustees set
forth in Article
XII, Section 8,
inter alia, to
establish and
designate any
additional
Series or Class
or to modify the
rights and
preferences of
any existing
Series or Class,
the Series and
Classes of the
Trust are
established and
designated as:
Federated MDT All
Cap Core Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT
Balanced Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated MDT
Large Cap Growth
Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated MDT
Small Cap Core Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated MDT
Small Cap Growth
Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares




The undersigned
hereby certify that the
above stated
Amendment is a true
and correct
Amendment to the
Declaration of Trust, as
adopted by the Board
of Trustees at a
meeting on the 10th
day of February, 2016,
to become effective on
June 1, 2016.

	WITNESS the
due execution hereof
this May 12, 2016.




/s/ John T.
Co
lli
ns
/s/ Peter E.
Mad
den
John T.
Co
lli
ns
Peter E.
M
a
d
d
e
n


/s/ J.
Ch
rist
op
her
Do
na
hu
e
 /s/ Charles F.
Mans
field,
Jr.
J.
Ch
rist
op
her
Do
na
hu
e
Charles F.
M
a
ns
fi
el
d,
Jr
..


/s/ John B.
Fis
her
 /s/ Thomas
M.
O?Ne
ill
John B.
Fis
her
Thomas
M
..
O
?
N
ei
ll


 /G/Thomas
Ho
ug
h
 /s/ P. Jerome
Rich
ey
G. Thomas
Ho
ug
h
P. Jerome
R
ic
h
e
y


/s/ Maureen
La
lly
-
Gr
ee
n
/s/ John S.
Wals
h
Maureen
La
lly
-
Gr
ee
n
John S.
W
al
sh


























SUB-ITEM 77 Q(1):
Exhibit J
to the
Distributor's Contract

Federated MDT Series
Federated MDT Small Cap
Core Fund
Federated MDT Small Cap
Growth Fund
Class R6 Shares

	The following
provisions are hereby
incorporated and made
part of the Distributor?s
Contract dated July 31,
2006, between the
MDT Series and
Federated Securities
Corp. (?FSC?) with
respect to the Class R6
Shares of Federated
MDT Small Cap Core
Fund and Federated
MDT Small Cap
Growth Fund.
1. FSC is authorized to
select a group of
financial institutions
(?Financial
Institutions?) to sell
Shares at the current
offering price thereof
as described and set
forth in the respective
prospectuses of the
Trust.
2. FSC will enter into
separate written
agreements with such
Financial Institutions to
sell Shares as set forth
in Paragraph 1 herein.
	In consideration of
the mutual covenants
set forth in the
Distributor?s Contract
dated July 31, 2006,
between the MDT
Series and FSC,
executes and delivers
this Exhibit with
respect to the Class R6
Shares thereof, first set
forth in this Exhibit.
	Witness the due
execution hereof this 1st
day of June, 2016.


	Federated MDT Series


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